Exhibit 10.17.1

LETTER AGREEMENT

To the Investors in the Crossroads

Systems, Inc. March 2013 private

placement

Re:	Registration Rights Agreement, dated March 28, 2013

Dear Investors:

Reference is made to that certain Registration Rights Agreement, dated March 28, 2013, by and among Crossroads Systems, Inc. (the “Company”) and the Investors party thereto (the “Registration Rights Agreement”). The Company and the undersigned Investors, who collectively constitute the “Required Investors” (as defined in the Registration Rights Agreement), desire by this letter agreement (this “Letter Agreement”) to amend the Registration Rights Agreement to clarify provisions related to the registration with the Securities and Exchange Commission of Company securities issued in March 2013 to such Investors and to remove the obligation of the Company to register the Preferred Shares. Capitalized term used and not defined herein have the respective meanings ascribed thereto in the Registration Rights Agreement.

The Company and the undersigned Investors hereby agree as follows:

1.           Amendment. The definition of “Shares” set forth in Section 1 of the Registration Rights Agreement shall be amended and restated in its entirety to read as follows:

““Shares” means (i) the Conversion Shares and (ii) the Warrant Shares.”

2.           Miscellaneous.

a.    Effectiveness of Letter Agreement. This Letter Agreement shall be effective upon execution by (i) the Company and (ii) Investors constituting the “Required Investors.”

b.    Full Force and Effect. To the extent not expressly amended hereby, the Registration Rights Agreement remains in full force and effect.

c.    Governing Law. This Letter Agreement shall be construed in accordance with the laws of the state of delaware, without regard to the principles of conflicts of laws.

d.    Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. A facsimile, telecopy or other reproduction of this Letter Agreement may be executed by one or more parties hereto, and an executed copy of this Letter Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

COMPANY:

Crossroads Systems, Inc.

By:	/s/ Richard K Coleman, Jr.
Richard K. Coleman, Jr.
President and CEO

Date:	July 2, 2013

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:	If an individual

ACT Capital Partners
(name of entity)	(print name)

By:	/s/ Amir L. Ecker
Name: Amir L. Ecker		Signature
Title: General Partner

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:	If an individual

Amir L. Ecker
(name of entity)	(print name)

By:	/s/ Amir L. Ecker
Name:	Signature
Title:

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:	If an individual

The Ecker Family Partnership
(name of entity)	(print name)

By:	/s/ Amir L. Ecker
Name: Amir L. Ecker		Signature
Title: General Partner

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:	If an individual

Delaware Charter G&T
Cust FBO Amir Ecker IRA
(name of entity)	(print name)

By:	/s/ Amir L. Ecker
Name:	Amir L Ecker	Signature
Title:

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:	If an individual

Maria T. Ecker
(name of entity)	(print name)

By:	/s/ Maria T. Ecker
Name:	Signature
Title:

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:	If an individual

Delaware Charter G&T
Cust FBO Amir Ecker IRA
(name of entity)	(print name)

By:	/s/ Maria T. Ecker
Name:	Maria T. Ecker	Signature

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 1, 2013

If an entity:	If an individual

Name:	Wolverine Flagship Fund Trading Ltd.
By:	Wolverine Asset Management, LLC
Its:	Investment Manager
(print name)

By:	/s/ Michael Adamski
Name:	Michael Adamski	Signature
Title:	Chief Legal Officer

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	June 28, 2013

If an entity:	If an individual

Diker MicroCap Fund
(name of entity)	(print name)

By:	/s/ Mark Diker
Name:	Mark Diker	Signature
Title:	CEO

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:	If an individual

Jeb Partners, L.P.
(name of entity)	(print name)

By:	/s/ James Besser
Name:	James Besser	Signature
Title:	Managing Member

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:	If an individual

James Besser
(name of entity)	(print name)

By:	/s/ James Besser
Name:	Signature
Title:

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	June 28, 2013

If an entity:	If an individual

Porter Partners, L.P.
(name of entity)	(print name)

By:	/s/ Jeffrey H. Porter
Name:	Jeffry H. Porter	Signature
Title:	General Partner

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	June 28, 2013

If an entity:		If an individual

EDJ Limited
(name of entity)		(print name)

By:	/s/ Jeffrey H. Porter
Name:	Jeffry H. Porter	Signature
Title:	Investment Advisor

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:		If an individual

Peter G. Stanley and Susan H. Stanley
(name of entity)		(print name)

By:		/s/ Peter G. Stanley /s/ Susan H. Stanley
Name:		Signature
Title:

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	July 2, 2013

If an entity:		If an individual

Phyllis D. Kalista
(name of entity)		(print name)

By:		/s/ Phyllis D. Kalista
Name:		Signature
Title:

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc

IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement on the date and year indicated.

INVESTOR:

Date:	June 28, 2013

If an entity:		If an individual

John G. Lauroesch
(name of entity)		(print name)

By:		/s/ John G. Lauroesch
Name:		Signature
Title:

Signature Page to Letter re:

Registration Rights Agreement of

Crossroads Systems, Inc